Corporate Presentation November 2022 © Neoleukin Therapeutics. All Rights Reserved. Exhibit 99.2

Forward Looking Statements Certain of the statements made in these slides and the accompanying oral presentation are forward looking, including those relating to Neoleukin’s business, strategy, future operations, advancement of its product candidates and product pipeline, expectations and timing of the Company's strategic plans for development, the potential for future clinical development of product candidates, including expectations regarding timing of regulatory submissions and initiation of clinical trials, regulatory requirements for initiation of clinical trials and registration of product candidates, properties of its product candidates, availability of data, the use and sufficiency of its cash resources, and other statements containing the words “anticipate,” “believe,” “expect,” “may,” “plan,” “project,” “potential,” “will,” “would,” “could,” “continue,” and similar expressions. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: the ability of the Company to execute on its strategic plan, including success in development of new immunotherapies, the ability to bring any development candidates forward from the research phase into development and approval for clinical trial; its ability to obtain and maintain regulatory approval for any product candidates and the potential safety, efficacy or clinical utility of or any product candidates; cost and timing expectations for the discontinuation of NL-201; further impacts of COVID-19, supply chain disruptions, or other global economic and geopolitical events on its operations; and other factors discussed in the “Risk Factors” section and elsewhere in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and subsequent reports as filed with the Securities and Exchange Commission. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. © Neoleukin Therapeutics. All Rights Reserved.2

© Neoleukin Therapeutics. All Rights Reserved.3 We use protein design to reinvent how therapies are created with a goal to meaningfully improve patients’ lives Neoleukin is a pioneer in de novo protein development, leveraging computational methods to create new therapies. This new approach has unlimited potential to treat human disease by improving on nature, designing for life. We are building a company with a vibrant and inclusive culture that we believe will make a meaningful impact for patients, our people and our community.

Neoleukin: Leader in *de novo* Protein Therapeutics

2018



NEOLEUKIN FOUNDED

Computational methods enable fully *de novo* protein design

Scientists and technology spun out of University of Washington

2019



MERGER COMPLETED

NASDAQ listing (NLTX) after merger with Aquinox

More than $140M raised through merger and follow-on offering

2020



FIRST IND SUBMITTED

First IND of fully *de novo* protein (NL-201)

Neoleukin scientists create second fully *de novo* protein (NL-CVX1)

2021


NEOLEUKIN
NL-201

PHASE 1 TRIAL INITIATED

First patients treated with fully *de novo* protein

2022



MACHINE LEARNING

Machine learning/neural network technology enables rapid drug discovery

FUTURE



EXPAND *DE NOVO* PROTEIN PIPELINE

Multiple fully *de novo* molecules expected to enter development in oncology and autoimmune diseases

Innovative approaches to drug delivery, conditional activation, and affinity optimization to improve therapeutic index

4

© Neoleukin Therapeutics. All Rights Reserved.

neoleukin™ THERAPEUTICS

Leadership Team



Jonathan Drachman, M.D.

Chief Executive Officer

PRIOR
CMO, EVP R&D
Seagen



Bill Arthur, Ph.D.

VP & Head of Research

PRIOR
Seagen
Merck & Co.



Priti Patel, M.D., M.S.

Chief Medical Officer

PRIOR
AstraZeneca
Acerta Pharma



Donna Cochener

General Counsel, SVP Legal

PRIOR
HomeStreet
Davis Wright Tremaine



Carl Walkey, Ph.D.

Senior VP, Corporate Development

PRIOR
Postdoctoral Fellow, UW-IPD



Sean Smith

VP, Finance

PRIOR
Aptevo Therapeutics
KPMG

5

@Neoleukin Therapeutics. All Rights Reserved.

neoleukin THERAPEUTICS

Better Therapies by Design Functional de novo proteins © Neoleukin Therapeutics. All Rights Reserved.6 2019 2020 • Scientific founders are world leaders in de novo protein design • Technology originated at University of Washington Institute for Protein Design • Exclusive license obtained for commercialization of NL-201 and other de novo protein assets

De Novo Protein Design • Amino acids are nature’s building blocks for proteins • The order they are arranged in determines how a protein folds, what it binds to, and what it does • Decades of research into protein folding, thermodynamics, and advances in computational power has resulted in the ability to design proteins that have never existed before © Neoleukin Therapeutics. All Rights Reserved.7 AMINO ACIDS PEPTIDE PROTEIN Neoleukin is leading the revolution in de novo protein therapeutics

Neoleukin™ *de novo* design methodology


IL-2R *alpha*
IL-2
IL-2R *beta*
IL-2R *gamma*


IL-2


IL-2
NL-201


NL-201

1. Develop an accurate structural model of target
2. Identify regions of intermolecular contact
3. Design an idealized topology
4. Assign optimal amino acid sequences

- High-resolution structural models of native ligand-receptor interactions guide design
- Iterative process from multiple scientific disciplines to refine designs
- Early methods focused on less complex structures

8
© Neoleukin Therapeutics. All Rights Reserved.

Evolution of Neoleukin™ De Novo Protein Technology Accelerating speed and accuracy © Neoleukin Therapeutics. All Rights Reserved.9 • New methodology combines machine-learning (ML) based sequence design and structure prediction with high-throughput screening. • ML-based methods enable more efficient protein design with higher success rates and using a fraction of the computing power. • We can now develop from a more expanded landscape of protein topologies that were not accessible by traditional methods. Predicted Structure In Silico Validation ML-based protein design High-throughput Screening Lead Optimization Fi tn es s

Adding Machine Learning to Protein Design Building the next generation of de novo proteins New methods are required to tackle more complex topologies © Neoleukin Therapeutics. All Rights Reserved.10 4-helix bundle Some cytokine families have complex structures

NL-201: *de novo* non-alpha IL-2/IL-15 agonist

Potent, stable, no bias toward Tregs or endothelial cells

14% Conserved sequence



Source: Silva et al. *Nature*, 565, 186-191 (2019)



α
βγ
Normalized response
1.0
0.8
0.6
0.4
0.2
0.0
10^{-10}
10^{-8}
10^{-6}
Concentration (M)
Neoleukin-2/15
hIL-2

NL-201 is a de novo protein designed with no alpha subunit interaction and increased beta/gamma binding

11

© Neoleukin Therapeutics. All Rights Reserved.

neoleukin™ THERAPEUTICS

NL-201 Demonstrates Robust Single-Agent Activity in Multiple Tumor Models © Neoleukin Therapeutics. All Rights Reserved.12 • NL-201 was administered QWx2 when tumors reached ~100mm3 • Tumor growth inhibition (TGI) is reported in each graph vs. control. • NL-201 significantly inhibited tumor growth in all models, including those that are refractory to checkpoint inhibitors PBS NL-201 0 1000 2000 3000 4000 Tu m o r V o lu m e (m m 3 ) Hepa1-6 (Liver) Day 24 90% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 Tu m o r V o lu m e (m m 3 ) LL/2 (Lung) Day 35 64% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 MC38 (Colon) Day 21 88% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 EMT-6 (Breast) Day 28 62% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 4000 CT26 (Colon) Day 21 78% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 Pan02 (Pancreatic) Day 52 60% TGI (p<0.01) PBS NL-201 0 1000 2000 3000 4000 H22 (Liver) Day 18 77% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 Renca (Kidney) Day 23 53% TGI (p<0.01) PBS NL-201 0 1000 2000 3000 4000 5000 A20 (Lymphoma) Day 26 77% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 4000 B16F10 (Melanoma) Day 18 34% TGI (p=0.01) PBS NL-201 0 1000 2000 3000 4000 5000 RM-1 (Prostate) Day 20 71% TGI (p<0.0001) PBS NL-201 1000 2000 3000 4000 B16BL6 (Melanoma) Day 22 28% TGI (p=0.008) Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

Similar Pharmacodynamic Response in ADA+ vs ADA- NHPs © Neoleukin Therapeutics. All Rights Reserved.13 Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 % K i6 7+ C D 8+ T C el ls (% o f to ta l C D 8+ ) CD8+ Proliferation (5mg/kg) 1st Dose 5th Dose ADA- ADA+ Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 CD8+ Proliferation (50mg/kg) 1st Dose 5th Dose Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 CD8+ Proliferation (15mg/kg) 1st Dose 5th Dose Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

De Novo Split Technology: Conditionally Active IL-2 Mimetic



Neo-2/15 **Part-A**
Neo-2/15 **Part-B**
Reconstituted Neo-2/15
IL2-Rβ
IL2-Rγ



Cell signaling
(murine CTLL2 cells)
Normalized pSTAT5 MFI
100
50
0
10^{-12}
10^{-10}
10^{-8}
10^{-6}
Concentration (M)
Neo-2/15
Part A
Part B
Part A + B

Quijano-Rubio et. al., AACR Virtual Annual Meeting II, Abstract #1075, Jun 2020

14

© Neoleukin Therapeutics. All Rights Reserved.

Targeted Split Neo-2/15 Increases Therapeutic Window


Percent Survival
100
50
0
0
10
20
30
40
50
Days after tumor inoculation
2/5
tumor free
PBS
αPDL1-Neo-2/15 (0.43 nmol)
Untargeted-Part A + Untargeted-Part B (8 nmol)
αPDL1-Part A + αPDL1-Part B (8 nmol)
Weight change D12
% Weight change
10
5
0
-5
-10
-15

- C57BL/6J mice bearing B16 PDL1Hi melanoma cells in flank
- All groups were co-treated biweekly with Ta99 mAb (150µg/mice)
- Targeted Neo-2/15 variants and Part-A fusions administered i.p.; Part-B fusions administered s.c. opposite flank of tumor

Quijano-Rubio et. al., AACR Virtual Annual Meeting II, Abstract #1075, Jun 2020

15

© Neoleukin Therapeutics. All Rights Reserved.

Highly Selective De Novo Treg Expander and Activator • Highly tuned CD122/CD132 activator fused to Treg-targeting domain • Potential to specifically expand Tregs for the treatment of autoimmune diseases and inflammation • Finely tuned de novo protein to achieve optimal affinity and potency for specificity and cis-activation • Demonstrated ability to drive specificity by targeting de novo cytokine mimetics • Upcoming oral presentation at ASH on Dec. 12, 2022 © Neoleukin Therapeutics. All Rights Reserved.16 Tuned IL-2 receptor agonist Treg binding domain

De Novo Platform Potential: COVID-19

SARS-CoV-2 uses **ACE2** as a receptor to gain access to and infect cells

NL-CVX1 - *de novo* ACE2 decoy:
- *Binds to SARS-CoV2 spike protein*
- *Inhibits viral infection in vitro*


ACE2
Spike protein
Cell
Virus
ACE2
NL-CVX1
Spike protein
Cell
Virus

De Novo protein designed, tested, and optimized in the pre-clinical setting in ~10 weeks

17

© Neoleukin Therapeutics. All Rights Reserved.

Neo-5171: A computationally designed *de novo* protein inhibitor of IL-2 and IL-15 signaling



Increase affinity for IL2Rβ
Neo-5171
Disrupt the interaction with γc



Proliferation
Luminescence (RLU)
2000000
1500000
1000000
500000
0
10-4 10-3 10-2 10-1 100 101 102 103
Neo-5171 (nM)
Neo-5171 + 1 nM IL-2 *
Control

* In presence of 30 pM aCD3

- Potent inhibitor of CD8 T-cell proliferation and IFN-g production
- Resistant to proteases and low pH
- Less impact on T-regulatory cells

R. Swanson et. al. Am. Coll Rheum. (ACR) 2021; Abstract 1438, Nov 2021

18

© Neoleukin Therapeutics. All Rights Reserved.

Neo-5171-Fc prolongs survival in a preclinical model of graft-vs-host disease (GVHD) © Neoleukin Therapeutics. All Rights Reserved.19 • Immunodeficient NSG mice were irradiated, received 107 human PBMC on Day -1 • Intraperitoneal dosing with Neo-5171-Fc q3d, beginning Day 0 • Mice were euthanized when experiencing >20% body weight loss • At high dose 62.5% of mice survived at study end (Day 42) R. Swanson et. al. Am. Coll Rheum. (ACR) 2021; Abstract 1438, Nov 2021

NL-201 Update • In November 2022, we made a strategic decision to discontinue development of NL-201 and focus on advancing the next generation de novo protein therapeutics • NL-201 Phase 1 experience demonstrates potential of using de novo proteins in humans • Demonstrated engagement of target receptors and expected pharmacodynamic changes • Preliminary data did not indicate significant risk of immunogenicity • Based on a review of preliminary data, the expected benefit-to-risk ratio for patients, and recent developments in the field of IL-2 therapeutics, we determined that the resources required to continue development would be better applied to advancing the next generation of de novo protein therapeutics. © Neoleukin Therapeutics. All Rights Reserved.20

Financial Highlights and Strategic Restructuring Financial Highlights • $106.9 million cash, cash equivalents, and short-term investments as of September 30, 2022 • Cash position expected to fund operations into the second half of 2025 • 42.6M common shares outstanding and 12.7M pre-funded warrants1 Strategic Restructuring • Along with the decision to discontinue development of NL-201, we are implementing a restructuring plan that includes a reduction in force of approximately 40% • Cost savings as a result of this reduction in force as well as the discontinuation of development of NL-201 are expected to extend our cash runway into the second half of 2025 © Neoleukin Therapeutics. All Rights Reserved.21 1. Warrants to purchase common shares 1:1 with an exercise price of $0.000001 as of September 30, 2022.

Improving on nature. Designing for life. © Neoleukin Therapeutics. All Rights Reserved.